UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 3, 2024

NORDSTROM, INC.

(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington 98101

(Address of principal executive offices)

Registrant’s telephone number, including area code (206) 628-2111

Inapplicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Common stock purchase rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 3.03. Material Modification to Rights of Security Holders.

On September 3, 2024, Nordstrom, Inc. (the “Company”) and Computershare Trust Company, N.A. entered into a Second Amendment (the “Amendment”) to the Shareholder Rights Agreement (as amended, the “Rights Agreement”). The Amendment provides that a group composed of Erik and Peter Nordstrom, certain other members of the Nordstrom family and related trusts, and El Puerto de Liverpool S.A.B. de C.V. (collectively, the “Bid Group”) shall be an Exempt Person under the Rights Agreement until the earlier of (i) April 17, 2025 and (ii) the date that the Bid Group increases its aggregate beneficial ownership of shares of the Company’s common stock to an amount greater than its beneficial ownership on the date of the Amendment plus 0.1% of the then-outstanding shares of common stock (subject to specified exclusions).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 8.01. Other Events.

On September 4, 2024, the Company issued a press release regarding a proposal to acquire all outstanding shares of the Company submitted to the Special Committee of the Board of Directors of the Company by the Bid Group. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Second Amendment to the Shareholder Rights Agreement, dated as of September 3, 2024, by and between Nordstrom, Inc. and Computershare Trust Company, N.A., as rights agent
99.1	Press Release, dated as of September 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: September 4, 2024

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